Exhibit 10.11 DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

NOTICE: Certain identified information has been excluded from this exhibit because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed. Omittted information is marked with brackets: [***].

2019 TRADE VENDOR PURCHASING AGREEMENT

VENDOR LEGAL NAME:	Boise White Paper, L.L.C.			Federal Tax ID:	20-1529327

VENDOR # (s):	474101, 466174			New:

VENDOR TYPE:	Owned	Internal Code		Supplier Trait:

D/B/A Name (if applicable):			Parent Company (if applicable):		Packaging Corp.

Taxing Status:		State of Incorporation:	DE	Dun-Bradstreet #:

1.0	INTRODUCTION & TERM

  1.1      INTRODUCTION. This 2019 Trade Vendor Purchasing Agreement (the “Agreement”) is entered into by and between Office Depot, Inc., a Delaware corporation, doing business at 6600 North Military Trail, Boca Raton, FL 33496 (“Office Depot” or “OD”) and the undersigned vendor (“Vendor”). For purposes herein, “Office Depot” shall include such affiliates and subsidiaries as designated by Office Depot from time to time. This Agreement, including all attachments, addenda, schedules and exhibits hereto, is between Office Depot and Vendor for the sale by Vendor and purchase by Office Depot of certain products (“Products”). This Agreement shall govern any order placed by and fulfilled to Office Depot with respect to the Vendor #(s) identified above. The parties expressly agree that all orders placed under this Agreement, whether before or after the date of execution, shall be subject to the terms and conditions of this Agreement, as amended from time to time.

  1.2      TERM AND TERMINATION.

A.	Term. This Agreement is effective as of 1/1/2020 to 12/31/2022 and shall remain in full force and effect until terminated in accordance with the terms hereof.
B.

Termination. This Agreement may be terminated (i) immediately by either party upon written notice if the other party has breached any term, condition, warranty or covenant of this Agreement and has failed to correct such breach within ten (10) days following its receipt of notice of such breach; or (ii) by Office Depot upon sixty (60) days’ written notice.

2.0	ACCOUNTS PAYABLE TERMS

  2.1      OWNED VENDORS AND VIRTUAL WAREHOUSE VENDORS

PAYMENT TERMS FOR OWNED VENDORS AND VIRTUAL WAREHOUSE VENDORS ARE DETERMINED USING THE DATE OF RECEIPT OF ALL PRODUCTS FROM A PARTICULAR PURCHASE ORDER. INVOICE DATE TERMS ARE NOT ACCEPTED.

	DISCOUNT	%	DISCOUNT DAYS	NET DAYS
PAYMENT TERMS:	[***]	%	[***]	[***]

SEASONAL PAYMENT TERMS:		%

SEASONAL PERIOD:			DURATION:

(Month Date – Month Date)			(Year - Year)

  2.2      CONSIGNMENT VENDORS

INITIAL PAYMENT IS MADE    N/A    DAYS AFTER THE WEEK ENDING PRODUCT SALE DATE. THEREAFTER, A WEEKLY PAYMENT WILL BE ISSUED.

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3.0	PROGRAM TERMS (☑ Check here if not applicable)

Rebates and allowances for any purchase tiers achieved will be computed back to dollar one ($1). All Vendor program funds will be collected weekly, via debit memo and reconciled based on Office Depot’s internal systems and Office Depot’s fiscal periods. Over and Above (O&A) program funds will be collected immediately after the program is Vendor Approved and the end date has passed, as agreed upon via the Office Depot O&A system. Office Depot may perform additional reconciliation work as it deems necessary in its sole discretion in order to ensure that all program funds have been properly accounted for. Rebates and allowances shall be based on Net Purchases and calculated by Office Depot in its sole discretion based upon its internal records. “Net Purchases” for Owned, Virtual Warehouse, and Service Vendors shall be defined as gross purchases, less returns (“RTV’s”). “Net Purchases” for Consignment Vendors shall be defined as Cost of Goods Sold. Returns exclude defective Products. Office Depot will not provide proof of performance.

3.1	PROGRAM FUNDS - REBATES
A.	VOLUME REBATE

          % OF NET PURCHASES

OR ☐ TIERED

TIER(S)		PERCENTAGE
$-	$	%
$-	$	%
$-	$	%
$-	$	%

OR $            FLAT ANNUAL DOLLAR AMOUNT

B.	MARKETING/ADVERTISING REBATE

          % OF NET PURCHASES

OR

$            FLAT ANNUAL DOLLAR AMOUNT

C.	GROWTH REBATE

          % OF NET PURCHASES

OR ☐ TIERED

TIER(S)		PERCENTAGE
$-	$	%
$-	$	%
$-	$	%
$-	$	%

3.2	PROGRAM FUNDS – ALLOWANCES
A.	DISPLAY ALLOWANCE

% OF NET PURCHASES

% OF INITIAL ORDER - Will be billed and collected via Office Depot’s O&A process.

$	FLAT DOLLAR AMOUNT

B.	STORE ALLOWANCES

Store Allowances shall be calculated by Office Depot in its sole discretion based upon its internal records.

1.	NEW / RELOCATED / REMODELED STORE ALLOWANCE:

               % based on the average cost of Vendor’s actual on-hand inventory of each new, relocated, or remodeled store, at the time of grand opening or re-opening, as the case may be.

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OR

$               for each new, relocated, or remodeled store, at the time of grand opening or re-opening, as the case may be.

2.

C.	WAREHOUSE ALLOWANCE

               % based on gross receipts during each Office Depot fiscal month for all purchases under this Agreement. The Warehouse Allowance is calculated as the sum of gross receipts at Office Depot’s retail warehouse locations, plus the sum of transfers from Office Depot’s distribution centers to stores, related to normal replenishment activities. The Warehouse Allowance shall be calculated by Office Depot in its sole discretion based upon its internal records.

4.0	SUPPLY CHAIN TERMS

4.1	DAMAGED & DEFECTIVE PRODUCT OPTION

SECTION 4.1 DOES NOT APPLY TO BUYBACK OR END OF LIFE INVENTORY.

SELECT ONE (1) OPTION:

o	OD 1 - RETURN TO VENDOR[1] - CONTACT FOR RETURNED GOODS AUTHORIZATION (“RGA”)
o	OD 2 - RETURN TO VENDOR[1] - USE PERMANENT RGA #
o	OD 73 - AUTOMATIC DESTROY; DEDUCT 100% FROM PAYMENT

(NO DEDUCTIONS WILL BE MADE FOR CONSIGNMENT VENDORS)

•	OD 74 - DESTROY WITHOUT CREDIT (ALLOWANCE IS REQUIRED)

A FINAL RECONCILIATION WILL BE DONE AT THE END OF OFFICE DEPOT’S FISCAL YEAR

DESTROY ALLOWANCE    0.0   % OF NET PURCHASES

1 FOR PRODUCTS WITH A P.O. COST EQUAL TO OR LESS THAN $5.00, OFFICE DEPOT MAY, AT ITS OPTION, AUTOMATICALLY DESTROY (DEDUCT 100% FROM PAYMENT) SUCH PRODUCTS, RATHER THAN RETURNING SUCH PRODUCTS TO THE VENDOR AS PROVIDED UNDER OPTIONS OD 1 AND OD 2 ABOVE.

4.2	VENDOR RETURNS LOCATION (REQUIRED FOR SECTION 4.1 OPTIONS OD 1 & OD 2) MUST BE US LOCATION

ATTENTION:	N/A

RETURN ADDRESS (NO P.O. BOXES)	N/A

CITY, STATE AND ZIP CODE	N/A

TELEPHONE	N/A

FAX	N/A

EMAIL ADDRESS	N/A

Vendor may update the above returns location by written notice to Office Depot, provided that such update shall not be effective unless and until accepted by Office Depot in writing.

4.3	RETURN CONSOLIDATION ALLOWANCE (NOT APPLICABLE TO VIRTUAL WAREHOUSE VENDORS)

Vendor agrees to a quarterly freight deduction of $3.00 per unit on all damaged or defective merchandise returned under Vendor’s authorization. For any merchandise returned to Vendor directly from a store, Vendor will be billed UPS published rates less a 20% discount. Vendors will NOT be billed both the $3.00 unit charge and the UPS freight charge for the same shipment. Deductions shall be calculated by Office Depot, with supporting documentation (a copy of which shall be furnished upon Vendor’s reasonable request), based solely upon Office Depot’s internal records. This Section 4.3 is not applicable to Virtual Warehouse Vendors.

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

4.4	FREIGHT MANAGEMENT
A.	VIRTUAL WAREHOUSE VENDORS ONLY MUST COMPLETE: Vendor will ship to the following locations:

☐	Lower 48 states	☐	Alaska	☐	Puerto Rico	☐	Hawaii	☐	US Virgin Islands

B.	SELECT ONE (1) OPTION:
o	FREIGHT COLLECT PROGRAM - FOB DESTINATION Office Depot plans, schedules, pays carrier freight. Freight Allowance applies.

Freight Allowance:           % of gross purchases

•	FREIGHT PREPAID - FOB DESTINATION Vendor plans, schedules, and pays all freight to carrier.

Owned and Consignment Vendors Freight Prepaid Lead Time:

•

“Lead Time” is comprised of two components: (1) “Processing Time,” or the time from Office Depot’s purchase order creation date until the date on which the freight is available for pick-up by Vendor’s carrier; and (2) “Transit Time,” or the time from the date on which the freight is picked-up by Vendor’s carrier’s until Office Depot’s delivery receipt;

•	Lead Time shall not exceed seven (7) calendar days;
•	Lead Times shall be mutually agreed upon by the parties and documented during the Office Depot Vendor Onboarding Call, and may be revised upon mutual agreement of the parties;
•	The Office Depot compliance programs are tied to Vendor’s on time delivery.

Virtual Warehouse / Copy Print Vendors Freight Prepaid Lead Time:    N/A    Average Business Days

•

For VW Vendors, “Lead Time” shall mean the time from Office Depot’s purchase order creation date until the date on which Vendor provides an EDI ASN to Office Depot indicating shipment for each order line in full.

•

Backorders shall be communicated via email to crfvirtualwarehouse@officedepot.com and vw.escalations@officedepot.com, providing the purchase order number, backordered item(s), and estimated product availability date.

o	FREIGHT - BILLED TO THIRD PARTY - FOB ORIGIN (VIRTUAL WAREHOUSE / COPY PRINT VENDORS ONLY)

Freight for orders shipped via UPS Ground or via LTL shipments will be billed directly to Office Depot from the shipper utilizing 3rd party billing account number provided by Office Depot.

Backorders, or any order related issues shall be communicated via email to crfvirtualwarehouse@officedepot.com. For backorders the purchase order number, backordered item(s), and estimated product availability date must be provided.

Lead Time:    N/A    Average Business Days.

For Freight Prepaid – Billed to Third Party VW Vendors, “Lead Time” shall mean the time from Office Depot’s purchase order creation date until Vendor provides an EDI ASN to Office Depot indicating shipment for each order line in full.

4.5	SHRINK ALLOWANCE (NOT APPLICABLE TO VIRTUAL WAREHOUSE VENDORS)

Shrink Allowance:    0%

The Shrink Allowance will be deducted monthly from Vendor’s invoice for purchases (for owned inventory) or deducted from net sales/cogs payments (for consigned inventory) and is independent from all other allowances or program funding. Office Depot may review the shrink allowance with Vendor from time to time to determine if allowance is appropriate.

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

5.0 COST & LIST PRICE OF PRODUCTS; DISCONTINUED PRODUCTS

Cost and List Prices: The cost and list price of all Products purchased by Office Depot pursuant to this Agreement shall be as set forth in the “Cost and List Information” section of the Vendor Portal located at https://partner.officedepot.com.

Cost and List Increases:

Office Depot expects no cost increases. Only in the case of significant changes in market conditions, all cost increase proposals must be submitted for approval to Office Depot, utilizing the Cost Change Justification form and process referenced in the Vendor Portal located at https://partner.officedepot.com and the Operating Guidelines referenced in Section 9.0 therein (Please see Part D. Financial Policies of the Operating Guidelines). The properly completed Cost Change Justification Form must be received on/or prior to the notification dates listed in the Operating Guidelines to meet the corresponding effective dates. Concurrently with its submission of proposed Product cost increases, Vendor will provide corresponding increases to the list prices of such Products. Requests without this properly completed documentation will be automatically rejected. Office Depot will review properly completed data and validate prior to either accepting or rejecting the request. Office Depot reserves the right to request decreases if warranted by market economics. Any proprietary information included in the Cost Change Justification Form is covered under the confidentiality provisions herein

Discontinued Catalog Products: Vendor must make available sufficient quantities of all Products listed in Office Depot’s “Big Book” and BSD Catalogs (collectively, “Catalog Products”) to support Office Depot’s sales of such Catalog Products throughout the duration of these Catalogs. Office Depot will only accept notification of Catalog Product discontinuations once per calendar year and Vendor shall provide at least one hundred eighty (180) days’ written notice in advance of the January release of these catalogs. Vendor’s notification of any Catalog Product discontinuation will be accompanied by Vendor’s selection of one of the following two disposition methods for the discontinued Catalog Product remaining in Office Depot’s inventory, to be confirmed by Office Depot’s inventory management team: (i) Automatic Destroy, Deduct 100% from Payment; or (ii) Return to Vendor, Contact for RGA (Vendor pays applicable freight charges).

Discontinued Non-Catalog Products: Office Depot will only accept notification of discontinuation of Products not in Office Depot’s “Big Book” and BSD Catalogs (collectively, “Non-Catalog Products”) once per calendar quarter. Vendor shall provide written notice and Vendor shall make available sufficient quantities of any discontinued Product to support Office Depot’s sales of such Non-Catalog Products per the quarterly notification guidelines detailed below. Vendor notifications of any Non-Catalog Product discontinuation will be accompanied by Vendor’s selection of one of the following two disposition methods for the discontinued Product remaining in Office Depot’s inventory, to be confirmed by Office Depot’s inventory management team: (i) Automatic Destroy, Deduct 100% from Payment; or (ii) Return to Vendor, Contact for RGA (Vendor pays applicable freight charges).

Notification Date	Inventory Availability
Calendar Year Q1	Through July 15, Same Calendar Year
Calendar Year Q2	Through Oct 15, Same Calendar Year
Calendar Year Q3	Through Jan 15, Next Calendar Year
Calendar Year Q4	Through April 15, Next Calendar Year

6.0 ITEM, CONTENT AND IMAGE SUBMISSION

Vendor agrees to submit product content and digital assets within 48 hours of setting up an item in the Vendor Portal. Vendor will review Style Guides posted on the Vendor Portal located at https://partner.officedepot.com and provide Office Depot with the content and digital asset standards required by category. If Office Depot must consistently demote items for content and asset inaccuracies or incomplete information, Vendor may be subject to a penalty, as set forth in the Guidelines.

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

7.0 INSURANCE

During the term of this Agreement, Vendor is required to carry insurance as set forth below with a carrier acceptable to Office Depot. Vendor shall include Office Depot, Inc. as an additional insured under Vendor’s liability insurance policy and shall provide evidence thereof. No such insurance policy shall be cancelable or materially modified without Office Depot receiving at least thirty (30) days prior written notice. Vendor shall provide Office Depot a copy of Vendor’s Certificate of Insurance (“COI”) and shall provide proof of its compliance with this Section 7.0 upon Office Depot’s reasonable request. The COI shall include the following:

7.1 Combined single limit for bodily injury and property damage of $5,000,000 each occurrence; $5,000,000 aggregate for products/completed operations; and $5,000,000 general aggregate. Umbrella/Excess limits may be used to comply with the general liability limit requirements.

7.2 Broad form Vendor’s endorsement naming Office Depot, Inc., its subsidiaries, and affiliates as additional insureds.

7.3 Mandatory thirty (30) days’ prior notice of cancellation or material modification to: Office Depot, Inc., 6600 North Military Trail, Boca Raton, FL 33496, Attn: Vendor Relations Dept. or TVA@officedepot.com.

7.4 Product liability claims shall be sent to the following address: (REQUIRED)

COMPANY NAME:	Boise White Paper, L.L.C.

ADDRESS:	25 Northwest Point Boulevard, Suite 100

CITY, STATE, ZIP:	Elk Grove Village, IL. 60007

ATTENTION:	Kirk Allen

PHONE NUMBER:	(630) 227 -3422

8.0 SAFETY DATA SHEET GUIDELINES; WERCSMART REGISTRATION

A Safety Data Sheet (SDS) is required by federal law to accompany all potential hazardous materials. A SDS provides hazard information for a specific chemical or product.

All manufacturers and Vendors of hazardous or potentially hazardous chemicals must provide SDSs, or any other materials or information required by applicable law or regulation, for their Products to Office Depot prior to the Product arriving at any Office Depot facility.

A SDS is required for each Product (SKU). Vendor is expected to affix the Office Depot SKU number to the SDS. Forward all SDS to msdsinquiry@officedepot.com.

Any Vendor that supplies Products in the following departments must register with WERCSmart at the website https://secure.supplierwercs.com/:

•  School Supplies •  Writing •  Inkjet Cartridges •  Breakroom •  Office Essentials •  Cleaning/Personal Care •  Toners/Other Imaging

9.0 OFFICE DEPOT OPERATING GUIDELINES

This Agreement is subject to the Office Depot Operating Guidelines – Trade Vendor Purchasing Agreement (“Guidelines”) set forth at https://partner.officedepot.com/documents/OG-2019.htm, which are expressly incorporated herein by reference. These Guidelines may be amended from time to time by Office Depot. By signing below, Vendor acknowledges and agrees to the terms and conditions of the Guidelines, as applicable to the Vendor. In the event of a conflict between the terms and conditions of this Agreement and the Guidelines, the terms and conditions of this Agreement shall control.

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

10.0 VENDOR CONTACT INFORMATION

CORPORATE ADDRESS:	25 Northwest Point Boulevard, Suite 100

CITY	Elk Grove Village	STATE	IL	ZIP	60007	FAX (	630)	227	-	3458

WEBSITE:	www.boisepaper.com

PAYEE ADDRESS:											MUST BE US LOCATION

CITY	STATE	ID	ZIP	8300	E-MAIL

PHONE	(	)	222	-	TOLL FREE	(	)	-	Bank Name:

U.S. ACH Routing Number:

U.S. Bank Account Number:

Please note that Office Depot has a three (3) day settlement date for EFT. Notwithstanding anything to the contrary, any request for changes to banking information must be submitted to Office Depot AP Department for verification.

CHIEF EXECUTIVE OFFICER:				PRESIDENT:
Mark Kowlzan				Paul LeBlanc

PHONE (	[***]	)	-	PHONE (	[***]	)	-

E-MAIL	[***]			E-MAIL	[***]

OFFICE DEPOT ACCOUNT MANAGER:				VENDOR PORTAL SUPER USER:

Kirk Allen				Jon Grazys

PHONE (	[***]	)	-	PHONE (	[***]	)	-

E-MAIL			[***]	E-MAIL			[***]

EDI CONTACT:	Dale Young			SUPPLY CHAIN CONTACT:			Rick Lenz

PHONE (	[***]	)	-	PHONE (	[***]	)	-

E-MAIL			[***]	E-MAIL			[***]

A/R CONTACT:			Jack Mauro	CONSIGNMENT CONTACT:
n/a

PHONE (	[***]	)	-	PHONE (		)	-

E-MAIL			[***]	E-MAIL

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

The signing party hereby acknowledges that he/she is an authorized representative of the Vendor named below, and, by such signature the terms and conditions contained herein are hereby ratified and confirmed as a valid and legally binding obligation of said Vendor.

VENDOR:	Boise White Paper, L.L.C.	OFFICE DEPOT, INC.

	DocuSigned by:		DocuSigned by:
SIGNATURE	/s/ Paul LeBlanc	SIGNATURE	/s/ Eric Meehan
	6D9F5276D6D1424		CBC8B85D7EC5436

NAME	Paul LeBlanc	NAME	Eric Meehan

TITLE	Vice President, Paper	TITLE	VP, Merchandising

DATE	12/6/2019	DATE	12/6/2019

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

ADDENDUM

TO THE

2019 TRADE VENDOR PURCHASING AGREEMENT

This Addendum to the 2019 Trade Vendor Purchasing Agreement (“Addendum”) supplements and amends that certain 2019 Trade Vendor Purchasing Agreement (“Agreement”) between Office Depot and Vendor. This Addendum shall take effect concurrently with the Agreement. In the event that any term or condition in this Addendum conflicts with a term or condition in the Agreement, the term or condition in this Addendum shall control. Capitalized terms used but not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

The parties agree to modify the Agreement as follows:

Section A:

Notwithstanding anything to the contrary, the following provisions of the TVA Section 9.0 are expressly noted as not applicable:

Operating Guidelines – Trade Vendor Purchase Agreement

b.	Supply Chain
i.	Freight Collect Program Terms
ii.	Compliance Program Terms
iv.	Virtual Warehouse Program Terms

Quality Assurance Documents

b.	Agree to Comply FAQ 2016

Social Compliance Documents

b.	FINAL Combined DIVA 2016
c.	Social Compliance Report Release Authorization ULRS SGS
e.	2018 International Vendor Procedures
f.	2018 Domestic Vendor Procedures

Supply Chain Procedures

a.	Office Depot Vendor Partnership Program Manual

Section B:

Notwithstanding anything to the contrary, the following provisions of the TVA Section 9.0 are amended as noted below:

Operating Guidelines – 2019 Trade Vendor Purchase Agreement

a.	Corporate Policies

Vendor certifies that Vendor has a code of conduct at least as strict as Office Depot’s Supplier Guiding Principles 2018 v1 to which Vendor adheres. So long as Vendor maintains and enforces its code of conduct, Vendor shall not be required to post and communicate Office Depot’s Supplier Guiding Principles to its personnel. Vendor will comply with Office Depot’s written Gifts and Entertainment policies.

i.	Code of Ethical Behavior

Vendor acknowledges receipt of Office Depot’s code.

c.	Electronic Data Interchange specifications

Vendor acknowledges receipt of Office Depot’s EDI specifications and Vendor will comply as applicable.

d.	Financial Policies

The parties delete Sections 7 and 8.

Quality Assurance Documents

a.	Private Brand Quality Manual

On page 17, the phrase “Forest Stewardship Council or Programme for Endorsement of Forestry Certification” shall read “Forest Stewardship Council or Programme for Endorsement of Forestry Certification or Sustainable Forestry Initiative.”

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Social Compliance Documents

a.	Supplier Guiding Principles 2018 v1

Vendor certifies that Vendor has a code of conduct at least as strict as Office Depot’s Supplier Guiding Principles 2018 v1 to which Vendor adheres. So long as Vendor maintains and enforces its code of conduct, Vendor shall not be required to post and communicate Office Depot’s Supplier Guiding Principles to its personnel.

Section C:

The parties incorporate into the TVA the following, which terms and conditions supersede any conflicting term and condition in the TVA.

1.	Products – Commodity Papers:

1.1“Commodity Papers” shall include all products listed on Exhibit B (under the heading “Commodity Papers”). Boise shall update Exhibit B periodically to reflect the products sold by Boise to Office Depot.

1.2Pricing and terms for Commodity Papers are set forth on Exhibits A and B.

1.3Within the  [***]  days after Boise has announced a price increase, unless Boise otherwise agrees, Office Depot shall not purchase more than [***] of the average monthly volume purchased for Commodity Papers during the prior three months. To the extent Boise accepts orders for greater than the  [***]  limitation, Boise may charge Office Depot the post-increase price for the incremental volume.

2.

Products – Non-Commodity Papers: “Non-Commodity Papers” shall include all paper products listed on Exhibit B, other than those defined as “Commodity Papers” above. Pricing and terms for Non-Commodity Papers are set forth on Exhibit A and B.

3.	Expiration and Phase-Down:

3.1TVA Section 1.2 A is amended by deleting the phrase “and shall remain in full force and effect until terminated in accordance with the terms hereof.” TVA Section 1.2 A is subject to the two-year Phase down set forth below. TVA Section 1.2 B is deleted from the Agreement.

3.2Unless the parties, on or before September 1, 2022, mutually agree in writing to an extension or renewal of the Agreement to provide to the contrary, on December 31, 2022, the Agreement shall enter into a two-year Phase Down period. Notwithstanding that effective date of expiration, Office Depot will continue to purchase and Boise will continue to supply product during the Phase-Down as set forth in Section 3.3 below. The Phase-Down will begin on January 1, 2023; and all other terms and conditions shall apply during the Phase-Down.

3.3Phase-Down (2023 and beyond)– If Phase-Down is triggered under Section 3.2, on January 1, 2023, Office Depot will reduce its volume of Commodity Papers and Non-Commodity Papers over a two year period, as follows:

3.3.1In the first 90 days after Phase-Down begins, Office Depot will purchase on a prorated basis at least 90% of the total tons Boise supplied papers sold by Office Depot in the year preceding Phase-Down;

3.3.2In the first year of Phase-Down (calculated to include the 90 day period referenced above), Office Depot will continue to purchase 66% of the total unit volume of Boise supplied paper sold by Office Depot in the year preceding Phase-Down; and

3.3.3In the second year of Phase-Down, Office Depot will continue to purchase 33% of the total unit volume of Boise supplied paper sold by Office Depot in the year preceding Phase-Down.

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4.	Allocation / Confidentiality of Pricing / List Prices and Increases:

4.1Office Depot shall not be placed on allocation unless and until the effective date of expiration in which event such allocation shall be on a ratable basis with Boise’s other customers. For calendar year 2020 and each year thereafter, Boise guarantees to make available up to  [***]  of paper for Office Depot to purchase in any calendar quarter, but Boise’s obligation is capped at  [***]  tons per calendar year. If Boise is unable to accept orders up to the respective volume guarantee for a particular calendar quarter or a particular calendar year, Boise shall pay Office Depot a penalty of  [***]  per ton of shortfall for the quarter or year, as applicable, and such tons shall count towards Office Depot’s purchases from Boise for the purpose of determining (i) any quantity-based discount percentage and (ii) Office Depot’s compliance with any minimum purchase requirement hereunder. Boise shall pay any penalty within 30 days after the end of the quarter or year, as applicable.

4.2The parties shall keep the pricing terms of this agreement strictly confidential. Pricing for products shall not be disclosed within the parties’ respective organizations except on a strict need-to-know basis and in no case shall any sales representatives of any party be told of the pricing under this Agreement.

4.3TVA Section 5.1 is amended by deleting the phrase “the ‘Cost and List Information’ section of the Vendor Portal located at https://partner.officedepot.com” and replacing with the phrase “Exhibits A and B.”

4.4TVA Section 5.2 is deleted.

5.	Notice to Boise: For purposes of Section E18 of Office Depot’s Legal Term and Conditions (Part E), notices to Boise shall be sent to:

Boise White Paper, L.L.C.

Attention Vice President – Paper Business

25 NW Point Blvd., Suite 100

Elk Grove Village, IL 60007

With a copy to:	Boise White Paper, L.L.C. Attention Deputy General Counsel 1 North Field Court Lake Forest, IL 60045

6.	Events of Default and Termination:

6.1Late Payment Defaults. If either party fails to pay any amount owed by it hereunder when due (a “Late Payment Default”), such amount shall accrue interest from the date on which it was due at a rate equal to ten percent per annum. Notwithstanding the foregoing, any such interest accruing within the first  [***] period following the due date shall be waived so long as the party receiving the benefit of such waiver has not committed more than four Late Payment Defaults in the then-current calendar year. Any accrued interest not subject to waiver shall be payable on demand. Complaints or claims by a party under this Agreement regarding standards of performance or quality will be subject to the dispute resolution provisions hereunder, but in no event will excuse a party from paying the purchase price for delivered goods in full when due.

6.2Vendor Compliance. Boise is exempt from Office Depot’s standard Supply Chain Compliance Program (as set forth in Section b(ii) of the Office Depot Operating Guidelines). Notwithstanding such exemption, Boise will use commercially reasonable efforts to perform its obligations at a level that meets or exceeds Office Depot’s standards. If Boise fails to meet such standard over a period of 60 days or more, Boise shall meet with Office Depot’s supply chain team to develop an action plan to improve Boise’s performance. If Boise fails to implement such action plan in good faith or Boise’s performance does not improve within 60 days following such implementation, Office Depot may implement its standard Supply Chain Compliance program until Boise achieves agreed upon performance standards.

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DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

6.3Terminable Defaults. If either party commits any breach of this Agreement, other than a Late Payment Default, or if either party commits more than four Late Payment Defaults in a calendar year, the other party may, if such breach or default is not cured within 60 days after the complaining party gives notice of such breach to the party in breach, terminate this Agreement. Such remedy shall be in addition to any other remedy which may be available under applicable law or the terms hereof for such breach. Notwithstanding the foregoing, if the nature of the breach complained of is such that its cure may be reasonably expected to take more than 60 days to execute, no right to terminate shall accrue so long as the party in breach shall have commenced its efforts to effect a cure and shall be diligently pursuing such efforts.

7.	Miscellaneous.

7.1Assignment. The Agreement shall be binding upon the parties and their successors and assigns, but no party shall make any sale, assignment, or other transfer of all or any portion of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided, however, that Boise may assign this Agreement without Office Depot’ consent upon the sale of all, or substantially all, of its paper manufacturing assets provided that the party purchasing such assets expressly agrees in writing to assume and fully perform all of Boise’s obligations hereunder. In the event of any restructuring or reorganization of Office Depot, or sale of all or a substantial portion of the assets or the business of Office Depot, Office Depot may assign this Agreement provided that the assignee expressly agrees in writing to assume and fully perform all of Office Depot’s obligations hereunder.

7.2Order Acceptance and Timing. The last sentence of Section E9 of Office Depot’s Legal Terms and Conditions (Part E) is revised to read:

“Time is of the essence with respect to the acceptance and fulfillment of orders for Products.”

7.3Right of Offset. All debts and obligations of Office Depot and Boise to each other are mutual and subject to setoff. For purposes of this paragraph, “Office Depot” and “Boise” shall be deemed to include each party’s respective subsidiaries and affiliates which directly or indirectly control or are controlled by that party.

7.4Indemnity Scope Clarification. Boise’s indemnification of Office Depot shall not cover any claim where such claim is wholly attributable to the fault of Office Depot.

8.	Prior Agreements:

8.1This Agreement will supersede prior agreements between Boise and Office Depot, including, but not limited to the following:

8.1.1Paper Purchase Agreement effective June 25, 2011, between Boise and OfficeMax Incorporated, First Amendment to Paper Purchase Agreement dated June 20, 2013, Second Amendment to Paper Purchase Agreement and Termination of Office Depot TVA dated January 1, 2015, Third Amendment to Paper Purchase Agreement dated January 1, 2016, Fourth Amendment to Paper Purchase Agreement dated January 1, 2017, Fifth Amendment to Paper Purchase Agreement dated January 1, 2018, Sixth Amendment to Paper Purchase Agreement dated January 1, 2018, and Seventh Amendment to Paper Purchase Agreement dated January 1, 2019;

which prior agreement, as amended, shall terminate on December 31, 2019, notwithstanding anything to the contrary in that prior agreement and its amendments.

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

8.1.2Any domestic Vendor Profile between Boise and Office Depot, except the 2019 Trade Vendor Purchasing Agreement executed by Office Depot, Inc. and Boise White Paper, L.L.C. as supplemented and amended by the parties’ Addendum to the 2019 Trade Vendor Purchasing Agreement.

VENDOR:	Boise White Paper, L.L.C.	OFFICE DEPOT, INC.

	DocuSigned by:		DocuSigned by:
SIGNATURE	/s/ Paul LeBlanc	SIGNATURE	/s/ Eric Meehan
	6D9F5276D6D1424		CBC8B85D7EC5436

NAME	Paul LeBlanc	NAME	Eric Meehan

TITLE	Vice President, Paper	TITLE	VP, Merchandising

DATE	12/6/2019	DATE	12/6/2019

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

EXHIBIT A

PRODUCTS LIST AND PRODUCT PRICING

1.Commodity Papers Pricing: Net pricing for each product identified on Exhibit B as a “Commodity Paper” shall be as set forth in this exhibit. The term “RISI” in the “pricing rule” column set forth in Exhibit B shall mean a sales price based on the pricing identified in the Paper Trader for “Std. 92 BRT XEROG” (the “RISI Reported Price”), but determined as set forth in Section 1(a) below, less a percentage discount calculated as set forth in Section 1(b) below:

1(a)Commencing as of the effective date of this Agreement,

(i)[***]

(ii)[***]

(iii)[***]

1(b)In calendar year 2020 and beyond (other than Phase-Down) – the percentage discount shall be  [***]  so long as Office Depot purchases from Boise at least  [***]  tons of paper and so long as at least            of those tons are Non-Commodity Papers. In the event Office Depot does not qualify by the end of the calendar year for this  [***]  discount, the percentage discount for the calendar year shall be decreased to  [***]  and Office Depot shall pay Boise the difference between  [***]  and  [***]  within 30 days after the end of the calendar year.

Notwithstanding anything to the contrary, a  [***]  discount shall be applied to all purchases made during any Phase-Down period.

1(c)it is understood that wherever else RISI is used in this Agreement, RISI shall mean the RISI Reported Price without giving effect to any discount. All pricing shall be rounded up or down to the nearest penny. The “Paper Trader” is a periodical published monthly by Resource Information Systems, Inc.

1(d)If RISI discontinues publishing a price for “Std. 92 BRT XEROG,” the parties shall identify another publication with the highest correlation between its price for cutsize paper and RISI’s cutsize paper price and the discount shall be recalculated in a fashion which generally preserves the discount from the RISI price that Office Depot had previously.

2.Non-Commodity Papers Pricing: Net pricing for each product identified herein as a “Non-Commodity Papers” shall be priced as follows:

2.1Pricing for products on Exhibit B that are priced using an index, shall be determined using the pricing rule for Commodity Papers, described above.

2.2Pricing for products identified on Exhibit B with the designation of “Boise Brand” in the pricing rule column shall be determined by the price at which Boise sells products of like kind, quality, and quantity to other unrelated purchasers and Office Depot’ price for such products shall be the lowest net price at which Boise sells to similar third party purchasers.

2.3For products produced by Boise solely for Office Depot and identified on Exhibit B with the designation as an “Office Depot” brand,” Boise and Office Depot shall negotiate a price. If the parties can’t agree on a price, Office Depot may solicit prices for comparable products and quantities from other producers provided that Boise shall have the right to meet any such prices.

2.4Some products in Exhibit B are purchased from other producers and the name of the current producer is noted in the “producer” column. Such products shall be sold to Office Depot at the prices noted in the pricing rule column and may be adjusted from time to time. Boise will provide at least 30 days prior written notice of any adjustments.

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

3.Annual Rebate:

3.1Office Depot shall be eligible for an annual rebate, back to dollar one, calculated using a percentage from this chart in accordance with the minimum volume actually purchased in a calendar year:

Rebate Percentage	Minimum Volume (tons)
[***]	[***]
[***]	[***]
[***]	[***]

The rebate shall be paid by Boise within 30 days after the end of the calendar year in which the rebate was earned. The rebate shall be calculated using the actual net purchase price, after any returns and allowances.

4.Promotional Pricing:

4.1For calendar year 2020 and each year thereafter, Boise shall pay Office Depot a minimum of  [***]  per year for mutually agreed upon promotional opportunities.

5.Miscellaneous Pricing Terms:

5.1 Prices for Grand & Toy products shall be determined by converting the prices set forth in this exhibit to Canadian dollars using the exchange rate set forth in the Wall Street Journal on the last business day of the previous month. Payments shall be made in Canadian currency.

5.2 All products shall be priced and invoiced at time of shipment, F.O.B. Boise’s dock (Mill, RSC, or

Warehouse), freight prepaid and allowed. Boise shall be responsible for product quality or transit damage that may be incurred during shipment from the mill to an Office Depot facility. Office Depot shall be responsible for any damages incurred after the shipment has been delivered.

5.3 Payments shall be made via electronic funds transfers.

5.4 All discounts under this agreement shall be calculated on the fifth day of each month based on share purchased within the preceding month. At the end of each year, the parties will true-up any discounts based on annual volumes purchased.

5.5 To preserve the confidentiality of the pricing hereunder, the purchase order prices and the invoice prices will be as determined by Office Depot. If there is a discrepancy between the purchase order price or invoice price and the actual net sales price, then Boise shall rebate to Office Depot the excess of the invoice price over the actual net sales price within the first ten days of the month.

5.6 Boise and Office Depot may agree on a different price for truckload drop shipments. Truckload drop shipments are defined as customers who commit to purchasing at least three full truckloads per month for shipment direct from Boise’s mill or RSC to the end user customer. In addition, orders of five (5) skids or more dropped shipped at a customer location within the 48 contiguous U.S. States shall be delivered by Boise free of charge, assuming the customer’s location is equipped with standard docking equipment and personnel and has no special packaging or palletizing requirements and the total freight charge to Boise for the drop shipment is less than $1000. In all other cases, Boise and Office Depot will agree on pricing for drop shipments.

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

5.7 For purposes of the Agreement, Boise may implement a fuel surcharge only when it can document that [***] of its paper customers (by-volume, not including Office Depot) have implemented a surcharge. Boise must provide 90 day notice with proper documentation. This documentation will include the data supporting the origination of the fuel surcharge. The intent of this provision is to pass through a documented fuel surcharge that is clearly identifiable in amount and will be removed when the surcharge situation no longer exists.

Notification Date	Effective Date
Oct 1	Jan 1
Jan 1	April 1
April 1	July 1
July 1	Oct 1

5.8 All pricing to Office Depot takes into account all of the commercial customs and practices (including mode of shipping and freight) in effect prior to the effective date of this Agreement. It is the intent of the parties that they will continue to work under the same commercial customs and practices currently in place on the date of this Agreement, unless specifically addressed herein.

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

EXHIBIT B

PRICE LIST

[see attached]

{178448:0000:01826489:3 }

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	[***]	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	[***]	[***]
		Commodity Papers
				Boise X-9®
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	20	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	20	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	20	8.5 x 14	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	20	11 x 17	500	5	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	20	8.5 x 11	500	5	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	24	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise X-9®	92	24	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Boise X-9®	92	24	11 x 17	500	5	-	-	[***]	[***]
				Office Depot® Copy & Print (Red Top)
Office Depot	-	COMM	[***]	Office Depot® Copy & Print	92	20	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Copy & Print	92	20	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
Office Depot	-	COMM	[****]	Office Depot® Copy & Print	92	20	8.5 x 14	500	10	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Copy & Print	92	20	11 x 17	500	5	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Copy & Print	92	20	8.5 x 11	500	5	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Copy & Print	92	20	8.5 x 11	500	3	-	-	[***]	[***]
				Office Depot® White Copy (White Top)
Office Depot	-	COMM	[***]	Office Depot® White Copy	92	20	8.5 x 11	500	10	-	-	[***]	[***]
				Office Depot® Just Basics
Office Depot	-	COMM	[***]	Office Depot® Just Basics	92	20	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Just Basics	92	20	8.5 x 11	500	8	-	-	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Just Basics	92	20	8.5 x 11	500	3	-	-	[***]	[***]
				Office Depot® Copy Paper (E-Commerce only item)
Office Depot	-	COMM	[***]	Office Depot® Copy Paper	92	20	8.5 x 11	500	10	-	-	[***]	[***]
				Xerographic Copy Paper (white box)
Office Depot	-	COMM	[***]	Xerographic Copy Paper (white box)	92	20	8.5 x 11	500	10	-	-	[***]	[***]
				Grand&Toy Premium Copy
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	8.5 x 11	500	10	-	-	[***]	[***]
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	8.5 x 14	500	10	-	-	[***]	[***]
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	11 x 17	500	5	-	-	[***]	[***]
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	8.5 x 11	500	5	-	-	[***]	[***]
-	Grand&Toy	COMM	[***]	Grand&Toy Premium Copy	92	20	8.5 x 14	500	5	-	-	[***]	[***]
				Boise ASPEN® 30
Office Depot	Grand&Toy	COMM	[***]	Boise ASPEN® 30	92	20	8.5 x 11	500	10	-	30%	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise ASPEN® 30	92	20	8.5 x 11 - 3HP	500	10	-	30%	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise ASPEN® 30	92	20	8.5 x 14	500	10	-	30%	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise ASPEN® 30	92	20	11 x 17	500	5	-	30%	[***]	[***]
Office Depot	Grand&Toy	COMM	[***]	Boise ASPEN® 30	92	20	8.5 x 11	500	5	-	30%	[***]	[***]
				Office Depot® Envirocopy® 30, 30% Recycled (Green Top)
Office Depot	-	COMM	[***]	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 11	500	10	-	30%	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 11 - 3HP	500	10	-	30%	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 14	500	10	-	30%	[***]	[***]
Office Depot	-	COMM	[***]	Office Depot® Envirocopy® 30, 30% Recycled	92	20	11 x 17	500	5	-	30%	[***]	[***]
Office Depot	-	COMM	[***}	Office Depot® Envirocopy® 30, 30% Recycled	92	20	8.5 x 11	500	5	-	30%	[***]	[***]

		NOTE: [***]

CONFIDENTIAL	Page 1 of 3	Updated June 2019

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	[***]	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream- Wrap	Post Consumer content	[***]	[***]
		Non - Commodity Papers
				Office Depot® Multiuse (94 Bright)
Office Depot	-	NON - COMM	[***]	Office Depot® Multiuse	94	20	8.5 x 11	500	8	-	-	[***]	[***]
				Office Depot® Multipurpose (Blue Top)
Office Depot	-	NON - COMM	[***]	Office Depot® Multipurpose	96	20	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Multipurpose	96	20	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Multipurpose	96	20	8.5 x 14	500	10	-	-	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Multipurpose	96	20	11 x 17	500	5	-	-	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Multipurpose	96	20	8.5 x 11	500	5	-	-	[***]	[***]
				Boise X-9® High Bright
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® High Bright	96	20	8.5 x 11	500	10	-	-	[***]	[***]
				Grand&Toy Multi-purpose
-	Grand&Toy	NON - COMM	[***]	Grand&Toy Multi-purpose	96	20	8.5 x 11	500	10	-	-	[***]	[***]
				Boise X-9® Chain of Custody Certified
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® FSC CoC	92	20	8.5 x 11	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® FSC CoC	92	20	8.5 x 11 - 3HP	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® FSC CoC	92	20	8.5 x 14	500	10	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® FSC CoC	92	20	11 x 17	500	5	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***}	Boise X-9® FSC CoC	92	24	8.5 x 11	500	10	-	-	[***]	[***]
				Boise ASPEN® 50
Office Depot	Grand&Toy	NON - COMM	[***}	Boise ASPEN® 50	92	20	8.5 x 11	500	10	-	50%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 50	92	20	8.5 x 11 - 3HP	500	10	-	50%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 50	92	20	8.5 x 14	500	10	-	50%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***}	Boise ASPEN® 50	92	20	11 x 17	500	5	-	50%	[***]	[***]
				Boise ASPEN® 100
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 100	92	20	8.5 x 11	500	10	-	100%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 100	92	20	8.5 x 11 - 3HP	500	10	-	100%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 100	92	20	8.5 x 14	500	10	-	100%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 100	92	20	11 x 17	500	5	-	100%	[***]	[***]
				Office Depot® Envirocopy® 50 and 100, Recycled (Green Top)
Office Depot	-	NON - COMM	[***]	Office Depot® Envirocopy® 50, 50% Recycled	92	20	8.5 x 11	500	10	-	50%	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Envirocopy® 100, 100% Recycled	92	20	8.5 x 11	500	10	-	100%	[***]	[***]
				Boise X-9® SPLOX®
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® SPLOX®	92	20	8.5 x 11	2500	N/A	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® SPLOX®	92	20	8.5 x 11 - 3HP	2500	N/A	-	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise X-9® SPLOX®	92	24	8.5 x 11	2000	N/A	-	-	[***]	[***]
				Boise POLARIS® SPLOX®
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® SPLOX®	97	20	8.5 x 11	2500	N/A	-	-	[***]	[***]
				Boise ASPEN® 30 SPLOX®
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® 30 SPLOX®	92	20	8.5 x 11	2500	N/A	-	30%	[***]	[***]
				Boise POLARIS® Premium Multipurpose
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 11	500	10	P1S / Poly	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 11 - 3HP	500	10	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	20	8.5 x 14	500	10	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	20	11 x 17	500	5	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	24	8.5 x 11	500	10	P1S / Poly	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	24	11 x 17	500	5	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	24	12 x 18	500	4	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	28	8.5 x 11	500	6	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Multipurpose	97	28	11 x 17	500	4	P1S	-	[***]	[***]

		NOTE: [***]

CONFIDENTIAL	Page 2 of 3	Updated June 2019

DocuSign Envelope ID: 7725A470-8B49-45A8-9579-0BE10942E3AB

Exhibit B - Commodity and Non-Commodity Cutsheet SKUs

Purchasing		Grade	[***]	Description	Brightness	Basis Wt	Sheet Size	Sheets / Ream	Rms / Ctn	Premium Ream Wrap	Post Consumer content	[***]	[***]
		Non - Commodity Papers
				Boise POLARIS® Premium Inkjet
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Inkjet	97	24	8.5 x 11	500	5	Poly	-	[***]	[***]
				Office Depot® Inkjet
Office Depot	-	NON - COMM	[***]	Office Depot® Inkjet Print, 30% Recycled	96	24	8.5 x 11	500	5	P1S	30%	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Inkjet Print, 30% Recycled	96	24	8.5 x 11	500	3	P1S	30%	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Inkjet Pro	97	24	8.5 x 11	500	5	Poly	-	[***]	[***]
				Boise POLARIS® Premium Laser/Cover
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser	98	24	8.5 x 11	500	8	Poly / Poly	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser	98	24	8.5 x 11 - 3HP	500	8	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser	98	24	8.5 x 14	500	6	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser	98	24	11 x 17	500	4	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser	98	28	8.5 x 11	500	6	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Premium Laser Cover	98	80	8.5 x 11	250	6	P1S	-	[***]	[***]
				Boise ASPEN® Laser
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® Laser	96	24	8.5 x 11	500	8	P1S	30%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® Laser	96	24	8.5 x 14	500	6	P1S	30%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® Laser	96	24	11 x 17	500	4	P1S	30%	[***]	[***]
				Office Depot® Laser
Office Depot	-	NON - COMM	[***]	Office Depot® Laser Print, 30% Recycled	96	24	8.5 x 11	500	5	P1S	30%	[***]	[***}
Office Depot	-	NON - COMM	[***]	Office Depot® Laser Print, 30% Recycled	96	24	8.5 x 11	500	3	P1S	30%	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Laser Pro	97	28	8.5 x 11	500	5	Poly	-	[***]	[***}
				Boise POLARIS® Color Copy
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy	98	28	8.5 x 11	500	6	Poly / Poly	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy	98	28	8.5 x 11 - 3HP	500	6	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy	98	28	8.5 x 14	500	3	P1S	-	[***]	[***}
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy	98	28	17 x 11	500	3	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy	98	28	18 x 12	500	3	-	-	[***]	[***]
				Boise POLARIS® Color Copy Cover
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy Cover	98	80	8.5 x 11	250	6	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy Cover	98	80	17 x 11	250	3	P1S	-	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise POLARIS® Color Copy Cover	98	80	18 x 12	250	3	-	-	[***]	[***}
				Boise ASPEN® Color Copy
Office Depot	Grand&Toy	NON - COMM	[***]	Boise ASPEN® Color Copy	96	28	8.5 x 11	500	8	P1S	100%	[***]	[***}
				Office Depot® Color Copy
Office Depot	-	NON - COMM	[***]	Office Depot® Color Copy	98	28	8.5 x 11	500	4	- / Poly	-	[***]	[***]
Office Depot	-	NON - COMM	[***]	Office Depot® Color Copy	98	28	17 x 11	500	4	-	-	[***]	[***]
				Boise FIREWORX™ (Pastel)
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 11	500	10	Poly	30%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ (Pastel)	N/A	20	8.5 x 14	500	10	-	30%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ (Pastel)	N/A	20	11 x 17	500	5	-	30%	[***]	[***]
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ (Pastel)	N/A	24	8.5 x 11	500	10	Poly	30%	[***]	[***]
				Boise FIREWORX™ (Bright)
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ (Bright)	N/A	24	8.5 x 11	500	10	Poly	30%	[***]	[***]
				Boise FIREWORX™ Assortment Packs
Office Depot	Grand&Toy	NON - COMM	[***]	Boise FIREWORX™ Pastel Assortment	N/A	20	8.5 x 11	500	5	Poly	30%	[***]	[***]

CONFIDENTIAL	Page 3 of 3	Updated June 2019